RBC Global Financial Institutions Conference March 4-5 Exhibit 99.2

2 Longstanding Strategic Priorities (1)Source: S&P Cap IQ and SEC Reporting. Avg loan and deposit balance changes from FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Generating Consistent Sustainable Long-term Performance Relentless focus on: • Credit Risk Management • Interest Rate Risk Management • Capital and Liquidity Management • Operational & Compliance Risk Management Committed to: • Diversified Revenue Streams • Appropriate Risk Adjusted Returns • Disciplined Expense Management Strategically Investing in: • Top quartile organic loan & deposit growth over the last 5 yrs vs. Peers(1) • Non-bank M&A, expanding products and capabilities • Talent, products, and services, driving organic growth Soundness Profitability Growth

3 Faster Earnings Growth and Top Returns Supports a higher P/E multiple 9.0% 9.7% 11.0% 17.6% 14.9% 9.2% 21.4% 24.1% 21.9% 17.8% 12.0% 11.0% 12.0% 17.0% 14.7% 8.5% 16.5% 19.3% 16.4% 14.3% RF Peer Median 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Rank: 1 Rank: 1 Rank: 1Rank: 1 Peer Leading ROATCE(1) For 4 Straight Years Peer Median: (1)% Peer Median: 7% (1) Non-GAAP; see Appendix for RF reconciliation. Peers' source is S&P Cap IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. RF's 2024 and 2023 ROATCE excluding AOCI (non-GAAP) was 13.76% and 15.91%, respectively. 5 Year EPS CAGR 8% 7% 5% 4% 1% —% (1)% (1)% (2)% (3)% (4)% (9)% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 10 Year EPS CAGR 11% 10% 9% 9% 7% 7% 7% 7% 5% 5% 4% 2% Peer 3 Peer 2 RF Peer 9 Peer 4 Peer 1 0 Peer 7 Peer 1 Peer 6 Peer 1 1 Peer 5 Peer 8

Transformational Journey

Decade plus of prioritizing soundness, profitability and growth positions company well for 2025 and beyond

GENERATING Consistent Sustainable Long-term Performance

Capital Resiliency



Investor CRE
($ in billions)
$24
$9
2008
2024
2024 CCAR Capital Degradation(1)
2.5%
1.8%
Peer Median
RF

Exited Non-Core Businesses



Morgan Keegan
2012
REGIONS INSURANCE
2018
GreenSky
REGIONS Indirect Auto
2019
Sold $1.2B Unsecured Consumer Loan Portfolio
2022
Sold $300M of Consumer Exit Portfolio
2023

Continuous Improvement

Customer Journeys	Organization Simplification
Revenue Growth	Efficiency Improvements

~500 bps improvement in efficiency ratio 2016 to 2024 while improving Associate Engagement[2]

Proactive Interest Rate Hedging

- Hedge program introduced in 2018 to protect NIM against falling interest rates was highly effective
- Actions taken in 2022 and beyond to protect NIM if rates decrease now fully active

Strategic M&A

Clearsight Advisors Investment Banking
SABAL
EnerBank USA
ascentium CAPITAL
BLACKARCH PARTNERS
HIGHLAND
FIRST STERLING FINANCIAL

Top Quartile Profitability



ROATCE
9.0%
17.8%
2015
RF
16.0%
Top Quartile
14.3%
Median
10.7%
Bottom Quartile
Peers(3)
2024

(1) CET1 degradation results from the Severely Adverse Scenarios for RF vs Peer Median. Peers include CCAR participants: CFG, FITB, HBAN, KEY, MTB, PNC, TFC, USB. (2) Source: Gallup Surveys. (3) Non-GAAP; see appendix for RF reconciliation. Peers' Source is S&P Capital IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION.

REGIONS | 4

Attractive Footprint and Strong Brand Presence

Home field advantage in the southeast…Building trust & serving clients for over 170 years

GENERATING
Consistent Sustainable Long-term Performance

Winning in Core Markets



★ Regions HQ
■ Retail Branch Footprint
■ Specialized Lending Nationwide

Strong Profitability/Returns Supported by:

- ☑ Low Cost Core Deposits
- ☑ Loyal Customer Base
- ☑ Strong Brand
- ☑ Employer / Bank of Choice

7 of 8 | Unemployment rates in 7 of our top 8 deposit states remain below the national average[2]

3.5% | Regions' deposit weighted population growth by MSA for 2024-2029 is 3.5% vs. national average of 2.4%[1]

16 of 25 | 16 of Regions' top 25[1] MSAs are projected to grow faster than the U.S. national average

~70%	Top 5 market share in ~70% of MSAs across 15-state footprint[1]
86%	86% of deposits reside in 7 states: Alabama, Tennessee, Florida, Louisiana, Mississippi, Georgia, Arkansas
~$5,100	Average consumer NIB account balance[3]

(1) Source: S&P Cap IQ. Top 25 market share as defined by deposit dollars - FDIC as of 6/30/2024; pro-forma for announced M&A transactions as of 2/18/2025. Top 5 share based on MSA and non-MSA counties. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. (2) Source: U.S. Bureau of Labor Statistics. (3) Based on 4Q24 average balances.

REGIONS | 5

6 Deposit Advantage Key to Franchise Value FY24 Total Deposit Cost (%) Av g. T ot al D ep os it Gr ow th 1.50 2.00 2.50 3.00 —% 10% 20% 30% 40% RF Peer Median 5 Year Deposit Growth vs Current Deposit Costs(1) Above industry median growth w/ meaningfully lower cost (worth ~60bps of NIM) 1. 56% 1. 93% 1. 97% 2. 00% 2. 02% 2. 03% 2. 07% 2. 19% 2. 23% 2. 26% 2. 29% 2. 30% 2. 47% 2. 63 % RF Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 FY24 Total Deposit Cost vs Peers(1) 3.21% 2.85% 3.36% 3.90% 3.54% 2.89% 2.72% 3.06% 3.06% 3.00% RF Peer Median 2020 2021 2022 2023 2024 Net Interest Margin vs. Peers(1) Low Cost Deposits Drive Franchise Value(1) #1 Lowest Total & IB Deposit costs among peers Top 3 One of only three peers above median in both deposit growth and deposit cost stability Top 4 Consistently in Top 4 for Low-cost NIB to Total deposits mix % (1)Source: S&P Cap IQ and SEC Reporting. Avg deposit balance changes cover FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Total Deposit cost reflects FY24 representing the top of the deposit costs rising rate cycle. Peer median excludes RF.

7 Building on Our Success Strategic investments in high-growth markets driving market leading deposit growth ‘25-‘30 Population CAGR 0.48% 0.71% 1.19% US Regions Footprint Priority Markets Priority Market Growth Opportunities(1) 1.3% 1.1% 1.0% 0.7% 1.4% 1.8% 1.2% 1.4% Nashville Tampa Atlanta Miami/SFL Orlando Huntsville Houston Dallas/FW (1) Priority markets include: Tampa, Orlando, Miami/SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. (2) RF Deposits in Priority Markets as of June 2024. Data Source: FDIC Deposit Data. (3) Source: S&P Capital IQ. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. National average: 0.48% Priority Markets 25'-30' Projected Population growth (CAGR)(3) 50% vs. 34% Regions Deposit Growth(1) since '19 Outpacing Market Continuing to Invest in Priority Markets Proven Track Record of Success... Maximizing Growth Opportunities (3) $1.5T Deposit Opportunity (RF $38B)(2) Building on success with incremental investments supporting growth while maintaining advantage in core businesses and markets. 6 of 8 Priority Markets(1) Gaining Share since 2019 $12.5B Deposit Growth in Priority Markets(1) since 2019

Investing in People, Enabled with Technology in Markets with Highest Opportunity

GENERATING Consistent Sustainable Long-term Performance

Investing in Banker Expansion

Over the next 3 years, will invest in Talent across the Footprint in key areas of opportunity: By hiring and converting skilled Bankers with local market expertise

Commercial and Middle Market

Associates	
~50	Increase in Commercial and Middle Market Relationship Managers
~10	Incremental Treasury Management Bankers

Consumer and Wealth

~300	Reskilling Branch Sales Bankers to Focus on Small Business Opportunities
~300	Reallocating Branch Bankers to Optimized Markets with Greatest Growth Potential
~50	Incremental Mortgage Loan Originators
~30	Incremental Wealth Associates

Investments in Technology

Personalization Powered by AI

- ☑ CashFlowIQ[1]
- ☑ CashFlow Advisor[2]
- ☑ SmallBusinessIQ[3]
- ☑ Mortgage Analytics Pro[4]

- ☐ Core Modernization
  - ☐ Loan System
  - ☐ Deposit System
  - ☐ General Ledger
- ☐ Enhanced Mobile & Digital Experiences
- ☐ Small Business Digital Origination Platform

Small Business Opportunity

~12M

~5M in priority markets

Small Business Companies in Regions' Footprint (~400k RF customers today driving $2.6B or 30% avg. deposit growth since '19; $1.1B or 41% within priority growth markets)[5][6]

(1) Provides bill payment, accounts payable and receivable, and invoice generation – streamlining all the tools needed to run a business. (2) Provides real-time cash management analysis for clients. (3) Identifies personalized solutions for small business owners. (4) Insights for mortgage lending officers. (5) Small Business defined as companies with $0M-$5M in annual revenue. Growth represents average deposit FY19 through FY24. (6) Dunn & Bradstreet. Priority markets include: Tampa, Orlando, Miami/SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville.

REGIONS | 8

Appendix

10 Non-GAAP Reconciliation Return on Average Tangible Common Shareholders' Equity Year Ended ($ amounts in millions) 2024 2023 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders (GAAP) A $ 1,774 $ 1,976 Average shareholders' equity (GAAP) $ 17,484 $ 16,522 Less: Average preferred stock (GAAP) 1,693 1,659 Average common shareholders' equity (GAAP) B $ 15,791 $ 14,863 Less: Average intangible assets (GAAP) 5,920 5,960 Average deferred tax liability related to intangibles (GAAP) (117) (106) Average preferred stock (GAAP) 1,693 1,659 Average tangible common shareholders' equity (non-GAAP) C $ 9,988 $ 9,009 Less: Average AOCI, after tax (2,906) (3,410) Average tangible common shareholders' equity excluding AOCI (non-GAAP) D $ 12,894 $ 12,419 Return on average common shareholders' equity (GAAP) A/B 11.24% 13.29 % Return on average tangible common shareholders' equity (non-GAAP) A/C 17.77% 21.93 % Return on average tangible common shareholders' equity excluding AOCI (non-GAAP) A/D 13.76% 15.91%

11 Non-GAAP Reconciliation Return on Average Tangible Common Shareholders' Equity Year Ended ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders A $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 $ 1,695 $ 1,199 $ 1,099 $ 998 Average shareholders' equity $ 17,484 $ 16,522 $ 16,503 $ 18,201 $ 17,382 $ 16,082 $ 15,381 $ 16,665 $ 17,126 $ 16,916 Less: Average intangible assets 5,920 5,960 6,023 5,435 5,239 4,943 5,010 5,103 5,125 5,099 Average deferred tax liability related to intangibles (117) (106) (103) (99) (99) (94) (97) (148) (162) (170) Average preferred stock 1,693 1,659 1,659 1,658 1,509 1,151 820 820 820 848 Average tangible common shareholders' equity B $ 9,988 $ 9,009 $ 8,924 $ 11,207 $ 10,733 $ 10,082 $ 9,648 $ 10,890 $ 11,343 $ 11,139 Return on average tangible common shareholders' equity A/B 17.77% 21.93% 24.05% 21.42% 9.23% 14.91% 17.57% 11.01% 9.69% 8.96%

12 Forward-Looking Statements Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, including tariffs, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets (such as our portfolio of investment securities) and obligations, as well as the availability and cost of capital and liquidity. • Volatility and uncertainty about the direction of interest rates and the timing of any changes, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, or the need to price interest-bearing deposits higher due to competitive forces. Either of these activities could increase our funding costs. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • The effects of social media on market perceptions of us and banks generally. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of which possess greater financial resources than we do or are subject to different regulatory standards than we are.

13 Forward-Looking Statements • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • The development and use of AI presents risks and challenges that may impact our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to achieve our expense management initiatives. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair the ability of those borrowers to service any loans outstanding to them and/or reduce demand for loans in those industries. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • Fraud, theft or other misconduct conducted by external parties, including our customers and business partners, or by our employees. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which inability could, among other things, result in a breach of operating or security systems as a result of a cyber-attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as changes to debit card interchange fees, special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders.

14 Forward-Looking Statements • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III Rules), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios and our ability to return capital to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Any impairment of our goodwill or other intangibles, any repricing of assets or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment declining operations of the reporting unit or other factors. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage (especially in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • The impact of pandemics on our businesses, operations and financial results and conditions. The duration and severity of any pandemic as well as government actions or other restrictions in connection with such events could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values and result in lost revenue or additional expenses. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2024 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.